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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 22, 2004
                                                  ------------------------------


                              Celsion Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-14242                 52-1256615
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


10220-L Old Columbia Road, Columbia, Maryland                       21046-1705
--------------------------------------------------------------------------------
(Address of principal executive office)                             (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
                                                     ---------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

On March 22, 2004, the Company released to its stockholders a letter regarding the status of its business, the development of its products and certain personnel changes. A copy of the stockholders' letter is attached as Exhibit
99.1 to this Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CELSION CORPORATION


Date: March 22, 2004                   By: /s/ Augustine Y. Cheung
      --------------                       -------------------------------------
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit           Description
-------           --------------------------------------------------------------

99.1              Registrant's Letter to Stockholders dated March 22, 2004